SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 1998

                            Pegasus Industries, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)



Nevada                         0-12977                    95-3599648
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(State or other                (Commission File Number)   (IRS Employer
jurisdiction of incorporation                             Identification Number)

400 North St. Paul, Suite 950, Dallas, Texas              75201
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code  (214) 520-8300
                                                    --------------

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(Former name or former address,  if changed since last report.)


ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         None.


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ITEM 5.  OTHER EVENTS.

         Due to information which has come to the Company's attention, all trading of the Company's stock will be suspended until the Company's previously filed Annual and Quarterly Reports to the Securities and Exchange Commission can be amended.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTOR'S

         None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         None.

ITEM 8.  CHANGE IN FISCAL YEAR.

         None.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        PEGASUS INDUSTRIES, INC.

                                            (Signature)* /s/ Robert W. Schleizer
                                                         -----------------------
                                                  Robert W. Schleizer, President

                                                               Date May 11, 1998
                                                                    ------------

*Print name and title of the signing officer under his signature


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